UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2004
                                                          --------------


                                PVF CAPITAL CORP.
           -----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Ohio                           0-24948                      34-1659805
--------------------------------------------------------------------------------
(State or Other Jurisdiction)    (Commission                   (IRS Employer
       of Incorporation)         File Number)                Identification No.)



30000 Aurora Road, Solon, Ohio                                    44139
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (440) 248-7171
                                                           --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c)  The following exhibit is filed herewith:

          Exhibit 99.1       Press Release dated April 21, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
-------------------------------------------------------

     On April 21, 2004, the Company announced its unaudited financial results for the fiscal quarter and nine months ended March 31, 2004. For more information, reference is made to the Company's press release dated April 21, 2004, a copy of which is attached to this Report as Exhibit 99.1 and furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PVF CAPITAL CORP.



Date: April 22, 2004              By: /s/ John R. Male
                                      ------------------------------------------
                                      John R. Male
                                      Chairman of the Board and Chief Executive
                                       Officer